Exhibit 10.19

AMENDMENT NO. 3 TO
RECEIVABLES SALE AGREEMENT

THIS AMENDMENT NO. 3 TO RECEIVABLES SALE AGREEMENT (this “Amendment”) is dated as of February 21, 2017 but effective as of February 1, 2017 (the “Amendment Effective Date”), by and among:

(a)                                 KAPSTONE KRAFT PAPER CORPORATION, a Delaware corporation, KAPSTONE CONTAINER CORPORATION, a Georgia corporation, LONGVIEW FIBRE PAPER AND PACKAGING, INC., a Washington corporation, KAPSTONE CHARLESTON KRAFT LLC, a Delaware limited liability company, and VICTORY PACKAGING, L.P., a Texas limited partnership (each, an “Originator” and, collectively, the “Originators”),

(b)                                 KAPSTONE PAPER AND PACKAGING CORPORATION, a Delaware corporation, as servicer (the “Servicer”), and

(c)                                  KAPSTONE RECEIVABLES, LLC, a Delaware limited liability company (the “Buyer”).

Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Sale Agreement defined below.

W I T N E S S E T H:

WHEREAS, the Originators, the Servicer and the Buyer have entered into that certain Receivables Sale Agreement dated as of September 26, 2014 (as amended, modified or restated from time to time, the “Sale Agreement”); and

WHEREAS, the parties hereto desire to amend the Sale Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.         Amendment.  As of the Amendment Effective Date:

1.1.         The definition in Exhibit I to the Sale Agreement of the following defined term is hereby amended and restated in its entirety to read as follows:

“Excluded Receivable” means (a) any API Receivable, (b) any Receivable denominated in any currency other than U.S. Dollars, and (c) any Receivables as to which the Obligor is the Specified Obligor (as defined in the Fee Letter) that arise at least five (5) Business Days after the date on which written notice is delivered by any Originator or the Buyer to the Administrative Agent and the Purchasers that such Receivables will be included in a supply chain financing program and certifying that all such Receivables created in the calendar month then most recently ended represent less than 5% of total Eligible Receivables; provided, however, that any Receivables as to which the Obligor is the Specified Obligor that arise at least five (5) Business Days after the date on which written notice is delivered by any Originator or the Buyer to the Administrative Agent and the Purchasers that such Receivables are no longer included in a supply chain financing program and certifying that all such Receivables created in the calendar month then most recently ended represent less than 5% of total Eligible Receivables will not be “Excluded Receivables.”

1.2.         Exhibit I to the Sale Agreement is hereby amended to insert the following new defined term and definition in the appropriate alphabetical order:

“API Receivable” means, collectively, (a) any right to payment arising from the sale of goods or provision of services by Associated Packaging, Inc. or Fast Pak, LLC acquired by KapStone Container Corporation on February 1, 2017, and (b) any right to payment arising from the sale of goods or provision of services by those KapStone Container Corporation locations formerly operated by Associated Packaging, Inc. and/or Fast Pak, LLC arising on or after February 1, 2017 that is not remitted to a Lock-Box or Collection Account.

SECTION 2.         Representations and Warranties of the Originators. Each of the Originators represents and warrants to the Buyer that all representations and warranties of such Originator set forth in Section 2.1 of the Sale Agreement are true and correct with respect to such Originator on and as of the Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct with respect to such Originator as of such earlier date.  All representations and warranties made hereunder shall be deemed to have been made by the Originators under the Sale Agreement on the Amendment Effective Date.

SECTION 3.         Effect of Amendment.  Except as specifically amended hereby, the Sale Agreement and all exhibits and schedules attached thereto shall remain in full force and effect.  This Amendment shall not constitute a novation of the Sale Agreement, but shall constitute an amendment to the Sale Agreement and the exhibits attached thereto to the extent set forth herein.

SECTION 4.         Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

SECTION 5.         Effectiveness. This Amendment shall become effective on the Amendment Effective Date subject to the prior or contemporaneous satisfaction of each of the following conditions precedent:

5.1.         The Administrative Agent shall have received counterparts of this Amendment, duly executed by each of the parties hereto and consented to by each of the Purchasers in the space provided below; and

5.2.         Each of the representations and warranties contained in Article II of the Sale Agreement shall be true and correct in all material respects, it being understood that the foregoing materiality qualifier shall not apply to any representation that itself contains a materiality threshold.

SECTION 6.         Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of laws principles (other than section 5-1401 of the New York General Obligations law).

SECTION 7.         Execution in Counterparts; Severability.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, the parties have hereunder set their hands as of the date first above written.

KAPSTONE KRAFT PAPER CORPORATION,
as an Originator

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer

KAPSTONE CONTAINER CORPORATION,
as an Originator

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer

LONGVIEW FIBRE PAPER AND PACKAGING, INC., as an Originator

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer

KAPSTONE CHARLESTON KRAFT LLC, as an Originator

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer

VICTORY PACKAGING, L.P., as an Originator

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer

KAPSTONE PAPER AND PACKAGING CORPORATION, as Servicer

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer

KAPSTONE RECEIVABLES, LLC, as the Buyer

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Treasurer

Each of the undersigned hereby consents to the foregoing Amendment No. 3:

WELLS FARGO BANK, N.A., AS ADMINISTRATIVE AGENT AND A PURCHASER

By:	/s/ Michael J. Landry
Name:	Michael J. Landry
Title:	Director

PNC BANK, NATIONAL ASSOCIATION, AS A PURCHASER

By:	/s/ Michael Brown
Name:	Michael Brown
Title:	Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH, AS A PURCHASER

By:	/s/ James D. Weinstein
Name:	James D Weinstein
Title:	Managing Director

COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH, AS A PURCHASER

By:	/s/ Christopher Lew
Name:	Christopher Lew
Title:	Executive Director

By:	/s/ Thomas McNamara
Name:	Thomas McNamara
Title:	Vice President